FORM 8-K
                           _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):July 25, 1996


                  Bear Stearns Mortgage Securities Inc.
         Mortgage Pass-Through certificates, Series 1996-2
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)

Item 5.   Other Events.


1.A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities, Inc. Mortgage Pass-Through Certificates,Series 1996-2, on July 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 23, 1996, between and among Bear Stearns Mortgage Securities Inc., as Depositor, MBIA Insurance Corp., as Master Servicer and Seller, and First Trust National Association, as Trustee.







Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.3 July 25, 1996 - Information on Distribution to
          Certificateholders







SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Date:  August 6, 1996         By:  /S/William J. Mortgoris
                                       William J. Montgoris
                                       Treasurer and Secretary












                    BEAR STEARNS MORTGAGE SECURITIES INC.

                              FORM 8-K

                            CURRENT REPORT

                                   Exhibit Index





   Exhibit No.              Description

   (28.3)                   July 25, 1996 - Information on
                             Distribution to Certificateholders